UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2019

ALDEYRA THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36332	20-1968197
(Commission File No.)	(IRS Employer Identification No.)

131 Hartwell Avenue, Suite 320

Lexington, MA 02421

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (781) 761-4904

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ALDX	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 7.01.	Regulation FD Disclosure.

As reported under Item 8.01 of this Current Report on Form 8-K, on October 31, 2019, Aldeyra Therapeutics, Inc. (the “Company” or “Aldeyra”) issued a press release (the “Press Release”) announcing expanded results from the Company’s allergen chamber clinical methods trial and plans for the Phase 3 INVIGORATE clinical trial in patients with allergic conjunctivitis. The Company is holding a conference call regarding the matters disclosed in the Press Release. A copy of the presentation which will be referenced during this conference call and posted on the Company’s website is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

Channels for Disclosure of Information

Investors and others should note that the Company may announce material information to the public through filings with the Securities and Exchange Commission, its website (www.aldeyra.com), press releases, public conference calls, and public webcasts. The Company uses these channels, as well as social media, to communicate with the public about the Company, its product candidates and other matters. It is possible that the information the Company posts on social media could be deemed to be material information. As such, investors, the media, and others are encouraged to follow the channels listed above and to review the information disclosed through such channels. Please note that this list may be updated from time to time

This information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01.	Other Events.

On October 31, 2019, the Company announced in the Press Release the expanded results from the Company’s allergen chamber clinical methods trial and plans for the Phase 3 INVIGORATE clinical trial in patients with allergic conjunctivitis. The Press Release is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated by reference herein.

In addition, on October 31, 2019, the Company announced that in September 2019 it borrowed $15.0 million under its previously disclosed credit facility.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Aldeyra Therapeutics, Inc. Presentation dated October 31, 2019.

99.2	Aldeyra Therapeutics, Inc. Press Release dated October 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 31, 2019	ALDEYRA THERAPEUTICS, INC.

	By:	/s/ Joshua Reed
	Name:	Joshua Reed
	Title:	Chief Financial Officer